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[LOGO Domini]

Domini Institutional Social Equity Fund SM

Annual Report
July 31, 2000

The Responsible Index Fund SM
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Table of Contents

Letter from the President.....................................                 2

Performance Commentary........................................                 5

Social Profiles...............................................                 7

Domini Social Index Portfolio

Portfolio of Investments......................................                17

Statement of Assets and Liabilities...........................                25

Statement of Operations.......................................                26

Statement of Changes in Net Assets............................                27

Financial Highlights..........................................                27

Notes to Financial Statements.................................                28

Independent Auditors' Report..................................                30

Domini Institutional Social Equity Fund

Statement of Assets and Liabilities...........................                31

Statement of Operations.......................................                32

Statement of Changes in Net Assets............................                33

Financial Highlights..........................................                34

Notes to Financial Statements.................................                35

Independent Auditors' Report..................................                38

For More Information.......................................... Inside back cover

Letter from the President

Dear Shareholders:

The twelve months ending July 31, 2000 were truly remarkable ones at Domini Social Investments. As we celebrated the tenth anniversary of the Domini 400 Social Index, our assets under management crossed the $2 billion mark. In ad-dition, our shareholder activism returned high social dividends. We filed eleven shareholder resolutions addressing sweatshop issues, environmental is-sues and diversity. But the highlight of the past twelve months was the intro-duction of the Domini Social Bond Fund, submanaged by South Shore Bank, the nation's oldest and largest community development bank.

Socially responsible investing uses three basic tools to build a more just and environmentally sustainable future. We screen our portfolios, we enter into shareholder dialogue with companies in which we invest and we lend support to communities through innovative lending institutions that serve at-risk populations.

We screen our portfolios in part because we learned from the debate in South Africa that data must be gathered systematically to have value. It took re-cordkeeping, through the Sullivan Principles, to convince the world's popula-tion that simply by their presence, American corporations were not alleviating the suffering caused by Apartheid. By screening, we create new ways of track-ing and evaluating corporate behavior. We create the basic framework within which positive social change can occur. Screening is also a way of bearing witness. By emphasizing the positive and avoiding the negative, we investors involve ourselves personally in the discussion over what it takes to preserve human dignity and create a more livable planet.

We file shareholder resolutions in order to engage corporate management in conversations over new issues, to address particularly troublesome aspects of otherwise good corporate citizens, and to speak out for those who have no voice in corporate boardrooms, whose lives are critically affected by corpo-rate policies everyday. The Domini Institutional Social Equity Fund has taken the lead among mutual funds by filing more resolutions than any other fund and by continuously distributing, via our web site at www.domini.com, and in hard copy, updates on the initiatives we have undertaken. In addition, we are de-liberate and rigorous in voting on issues other shareholders raise and pub-lishing our votes, thereby supporting and expanding the impact we have.

                           Letter from the President


We are mindful that however successful our efforts are at screening and share-holder dialogue, even here in the United States whole populations live outside of the economic mainstream, under conditions we, as a civilized society, should not tolerate. There are two Americas--one enjoying unprecedented growth in wealth and security over the past ten years, while the other lives in ever deepening despair and poverty. Yet lending a helping hand to those in need can be as simple as being deliberate about where you do your banking.

Six years ago we strengthened our commitment to communities by entering into a unique partnership with Shorebank, the nation's oldest and largest community development bank. Thanks to investments in the Domini Money Market Account, we have been able to provide the South Shore Bank of Chicago with more than $40 million and have become the bank's single largest source of deposits. With these funds the bank has made loans to small businesses, almost all minority or women/owned, to rehabbers who use credit and their energy and resources to re-vitalize apartment buildings in Chicago and single-family homes in Cleveland and Detroit and to hundreds of individuals who have bought their first home, repaired existing homes or borrowed to put their kids through college. The loan repayment history is excellent, above national averages. This year, we have ex-panded the number of banks in the Domini Money Market Account to include Shorebank, Cleveland and Shorebank, Detroit. We will soon expand our relation-ship to include Shorebank, Pacific, a bank that makes loans to small businesses working toward environmental sustainability.

The movie classic, It's a Wonderful Life, starring Jimmy Stewart, is shown ev-ery holiday season. In it, our hero is desperate over losses at the bank he runs and resolves to take his own life. An angel appears and reveals what the future of his town will be if no local lender exists. The streets have become mean, downtown is boarded up and people who were once cheerful and generous have become nasty and selfish. The well-being of the entire community hangs on the frail thread of this man and his willingness to hold together the community lending institution. Our hero chooses life and returns home to find that the entire town has contributed small amounts of cash to bridge the deficit. No single one of them could have saved the bank, but together, the town saves it-self.

Although we know in our hearts that a vibrant society needs to be vibrant at every level, most of us do not know how to help. Community development

                           Letter from the President

lending institutions, by contrast, have developed innovative techniques for dealing with these complex problems. This annual report gives me an opportunity to introduce the Domini Social Bond Fund, our new fund. Launched on June 1, 2000, this is the first mutual fund to be managed by a community development financial institution and expands our partnership with Shorebank. We anticipate that as the fund's assets grow, innovative new ways of supporting community economic development will become possible, but even today we have purchased bonds and time deposits from a number of important lending agencies.

These past twelve months ushered in a new millennium and a new century for those of us who use the western calendar. Millions upon millions of us paused to consider what sort of a world the next century would bring and resolved to find ways to do what we could to stand up for human decency, for a cleaner en-vironment, and for justice. At Domini Social Investments we believe that in-vesting with these goals in mind is possible, profitable and makes a difference to tomorrow. Thank you for your ongoing interest in and support of socially re-sponsible investing.


Very truly yours,

/s/ Amy Domini

Amy Domini
amy@domini.com



The Domini Institutional Social Equity Fund and Domini Social Bond Fund are not insured and are subject to market risks. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. Thus if you decide to sell your shares, you may receive more or less than your original investment. The Domini Social Bond Fund's community development in-vestments may be unrated and carry greater credit risks than the Fund's other holdings. This material must be preceded or accompanied by the Funds' current prospectus. DSIL Investment Services LLC, Distributor (DSILD) DSILD and South Shore Bank are not affiliated. 09/00

Domini Institutional Social Equity Fund --
Performance Commentary

For the 12 months ended July 31, 2000, the Domini Institutional Social Equity Fund rose 8.85%, while the Standard & Poor's 500 Index rose 8.97%.

For the past year, extreme levels of volatility have characterized the market with technology stocks driving the returns of the large capitalization domestic market. The technology rich NASDAQ composite rose by 75% in the first eight months of the year, then proceeded to decline by 18% over the next four months.

The best performing industries in the market during the first eight months of the fiscal year were semiconductor and wireless telecommunications companies as investors sought out the fastest growing companies. Investors viewed the group as a beneficiary of developing technologies. However, the next four months were marked by strong performance in the electric and gas utility industries as well as health care, and insurance companies.

The Domini Institutional Social Equity Fund benefited through this period from a large representation in the technology sector, specifically, semiconductor companies. Unfortunately, a portion of those gains were offset by a decline in computer software stocks as Microsoft faced a setback in its recent antitrust litigation.

The following is a list of the ten largest holdings of the Domini Social Index Portfolio as of July 31, 2000:



                                       % of
        Company                      Portfolio

        Cisco Systems Inc. .........   6.75%

        Intel Corp. ................   6.63%

        Microsoft Corp. ............   5.45%

        Wal-Mart Stores Inc.  ......   3.66%

        American Intl Group Inc. ...   3.01%

        EMC Corp Mass. .............   2.75%

        Sun Microsystems Inc. ......   2.48%

        Merck & Co. Inc. ...........   2.44%

        The Coca-Cola Co. ..........   2.25%

        SBC Communications Inc. ....   2.15%

       Domini Institutional Social Equity Fund -- Performance Commentary


Average Annual Total Return/1/


------------------------------------------------------------------------------

                        As of 6-30-00                 As of 7-31-00
                                          Since                         Since
                                        Inception                     Inception
                     1 Year    5 Year   (6/3/91)   1 Year    5 Year   (6/3/91)
-------------------------------------------------------------------------------

Domini Institutional

Social Equity Fund    7.72%    25.14%    18.74%     8.85%     23.91%    18.31%

S&P 500               7.24%    23.80%    18.21%     8.97%     22.61%    17.83%


Comparison of $10,000 Investment in the
Domini Institutional Social Equity Fund and S&P 500/1/


                       [LINE GRAPH]
Dollars (thousands)

             Domini Institutional
             Social Equity Fund/2/      S&P 500

6/30/91                 10                    10
10/30/91          10.59134              10.67656
1/31/92           11.26964              11.20443
4/30/92           11.26964              11.45136
7/31/92           11.80416              11.8094
10/31/92          12.2204               11.74513
1/31/93           12.89376              12.39685
4/30/93           12.62491              12.52083
7/31/93           12.96598              12.8416
10/31/93          13.6461               13.50023
1/31/94           13.94968              13.99337
4/30/94           13.2057               13.18614
7/31/94           13.36719              13.50288
10/31/94          13.85207              14.02062
1/31/95           13.97643              14.05953
4/30/95           15.20832              15.47674
7/31/95           16.72338              17.01578
10/31/95          17.41034              17.7157
1/31/96           18.85141              19.49132
4/30/96           19.48813              20.1598
7/31/96           19.08306              19.83869
10/31/96          21.20848              21.98457
1/31/97           23.9672               24.63018
4/30/97           24.76304              25.21475
7/31/97           29.38935              30.15839
10/31/97          28.15276              29.05176
1/31/98           30.95879              31.24764
2/28/98           33.252                33.493
3/31/98           34.63                 35.212
4/30/98           34.815                35.579
5/31/98           34.167                34.959
6/30/98           35.927                36.379
7/31/98           35.73                 35.992
8/31/98           30.451                30.781
9/30/98           32.396                32.753
10/31/98          35.221                35.417
11/30/98          37.525                37.564
12/31/98          40.372                39.728
1/31/99           42.871                41.389
2/28/99           41.798                40.103
3/31/99           43.174                41.708
4/30/99           44.253                43.323
5/31/99           43.278                42.3
6/30/99           46.046                44.648
7/31/99           44.715                43.254
8/31/99           44.611                43.038
9/30/99           43.209                41.858
10/31/99          46.145                44.507
11/30/99          47.894                45.411
12/31/99          50.856                48.086
1/31/2000         48.087                45.67
2/2000            47.457                44.806
3/2000            52.283                49.189
4/2000            49.952                47.709
5/2000            47.873                46.73
6/2000            49.599                47.882
7/2000            48.674                47.134

Past performance is not predictive of future results.




1 Past performance is no guarantee of future results. Total Return for the Domini Institutional Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate. Thus if you decide to sell your shares, you may receive more or less than your original investment. The Standard & Poor's (S&P) 500 Index is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500 Index. This chart comprises actual mutual fund performance after all expenses. The Fund waived certain fees during the period and the Fund's average annual total returns would have been lower had these not been waived. This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/00
2 The Domini Institutional Social Equity Fund, which commenced operations on
  May 30, 1996 invests all of its assets in the Domini Social Index Portfolio which has the same investment objectives as the Fund. The Chart begins on June 30, 1991. Performance prior to the Fund's commencement of operations is the performance of the Domini Social Index Portfolio adjusted for expenses of the Fund.

Domini Institutional Social Equity Fund --
Social Profiles

There were 34 additions and deletions to the Domini 400 Social Index (DSI 400) in the past 12 months. The Domini Institutional Social Equity Fund seeks to replicate the Domini 400 Social Index. Companies are generally removed from the Index due to mergers and acquisitions. Less frequently, companies may be removed for social or environmental reasons. The Index is maintained at 400 companies at all times. For more information on the maintenance of the DSI 400, visit our website at www.domini.com. The following are brief social profiles of some of the Fund's new additions.

Yahoo! is an Internet media company that provides Internet directory, electronic mail, Website hosting, and shopping services to users through the World Wide Web.


Ticker: YH00                                             Website: www.yahoo.com

Market Capitalization: $69.9 Billion

Percentage of Domini Social Index Portfolio (DSIP): 1.04

Industry/Sector: Computers, Software & Services/Technology

There are two minorities (Gary Valenzuela and Jerry Yang) among Yahoo!'s four senior line executives. Mr. Yang, who is Asian-American, is co-founder of the company. Mr. Yang also holds the position of chief Yahoo! and exercises considerable influence on the strategic direction of the firm. Mr. Valenzuela, who is Hispanic-American, is chief financial officer and senior vice president for finance and administration.

Yahoo! offers stock options to its full-time employees, both upon date of hire and annually based on performance and position. Yahoo!'s family benefits include flexible spending accounts, including a dependent care option, counseling for work/life issues, and research and search services for finding child and elder care. Yahoo! offers domestic partner benefits to all its employees.

An August 1999 New York Times article noted that salaries at Yahoo! are generally lower than those at most Silicon Valley companies, but that the use of stock options as compensation makes up the difference. Yahoo! reputedly has a relaxed, fun atmosphere that includes frequent parties to celebrate achievements and foosball

           Domini Institutional Social Equity Fund -- Social Profiles

tournaments. Jeff Mallett, the company's president, was quoted in an October 1999 Financial Times article as saying "People do not come here for the best salary. They come here for no bureaucracy, to get their ideas heard by good people and to actually create something." The article also reported that Mr. Mallett said that no Yahoo! employee had ever voluntarily left the company. As of December 1999, the company had approximately 1,800 employees.

Qualcomm provides digital wireless communications products, technologies and services. The company's code division multiple access (CDMA) technology is the industry standard for mobile communications, used in cellular, personal communications services, and wireless local loop systems. Qualcomm's OmniTRACS system is used by the trucking industry for two-way satellite-messaging and position-tracking. In a joint venture with Loral Space, the firm is developing a global system of low-orbit satellites to provide telecommunications around the world. The company also publishes the e-mail software, Eudora.


Ticker: QCOM                                           Website: www.qualcomm.com

Market Capitalization: $48.1 Billion                    Percentage of DSIP: 0.71

Industry/Sector: Communications, Equipment/Technology


Adelia Coffman is one of the three founders of the company, along with Irwin Mark Jacobs and Andrew Viterbi.

Most of Qualcomm's community involvement revolves around education. For example, every quarter the company holds High School Days. Students spend a day at the company participating in various activities, including presentations, hands-on demonstrations, and real work experience. Qualcomm also holds an annual Job Shadow Day, where students spend the day shadowing a Qualcomm employee, and an annual Teacher Shadow Day, where teachers have the opportunity to spend a day in a high-tech corporate environment, so that they can then share that experience with their students. On Teacher Tech Day, teachers and school administrators spend a full day at the Qualcomm campus learning about new technology and ways to apply it in the classroom, local educational resources, and ideas about best educational practices.

           Domini Institutional Social Equity Fund -- Social Profiles


According to a January 1999 Fortune magazine article, Qualcomm awards stock options to more than 80% of its 9,700 employees.

In January 2000, Qualcomm was included on Fortune magazine's list "The 100 Best Companies to Work for in America." The company has appeared on the list previously. The list was compiled by Robert Levering and Milton Moskowitz, authors of the 1984 and 1993 books of the same title. In August 1998, Qualcomm was included on the 100 Best Managed Companies' list, published annually by Industry Week magazine.

In April 1999, Qualcomm told our social researchers at Kinder, Lydenberg, Domini & Co. (KLD) that all of its facilities are ISO 9001 certified. ISO is an international standards organization. The 9000 certification series addresses quality management issues.

PNC Financial Services Group provides regional community banking, private banking, corporate banking, secured finance, mortgage banking, asset management, mutual fund servicing, and other services.



Ticker: PNC                                            Website: www.pncbank.com

Market Capitalization: $14.8 Billion                    Percentage of DSIP: 0.22

Industry/Sector: Banks, Major Regional/Financials

According to an analysis provided to KLD by CANICCOR, a church-supported nonprofit organization specializing in the analysis of federal data on bank mortgages, as of 1998 PNC's record on purchase and home improvement loans to African-Americans and to low- and moderate-income families within its core service territory exceeded that of its peers. Its peers include other large-sized mortgage lenders that KLD follows.

In addition, PNC's record on multi-family lending to low- and moderate-income families exceeded that of other large-sized mortgage lenders. Multifamily lending can create much-needed affordable rental units in economically disadvantaged neighborhoods.

In 1999 PNC invested $1.4 million in low income housing tax credits to help construct lease-to-own homes in Erie, Pennsylvania. That year it also made an investment of $1 million in the Local Initiatives Support Corporation.

           Domini Institutional Social Equity Fund -- Social Profiles


As of 1997, PNC Bank was operating a pilot program through which it placed specialized community development loan officers within the community development departments in an effort to expand the scope and nature of its community development financial assistance. The company was monitoring the results of the program relative to new community loans and the performance of that portfolio.

PNC was one of the original investors in United Bank of Philadelphia, the only minority-owned bank in that city. In 1994 PNC helped United acquire two additional branches from the Resolution Trust Corporation (RTC) and temporarily assumed $35 million in deposit liabilities from United. By 1996 PNC had made $225,000 low-interest deposits with four community development credit unions in Philadelphia and had invested $750,000 with the Delaware Valley Community Reinvestment Fund. PNC also made commitments of $7.8 million in low-income housing tax credit investments. Through October 1997, PNC reported it made available approximately $1 billion in new credit to small businesses and small municipalities and townships. The company also works with community-based organizations to provide financial and credit counseling and seminars for low- and moderate-income families. In 1997, the bank originated over $500 million in residential mortgages to low and moderate income borrowers. During 1999, PNC invested $500,000 in the Community Loan Fund of Southwestern Pennsylvania's Manufacturing Jobs Initiative for loans to small manufacturers in the region.

In 1995 and 1996, PNC invested a total of $1 million in the Keystone Minority Capital Fund, a venture capital fund designed to promote entrepreneurship among African-Americans in the local community. PNC Financial also works with the New Jersey Department of Human Services to help people make the transition from welfare to work.

In Fiscal Year ("FY") 1998, PNC Bank placed approximately 7.7% of its subcontracting for goods and services with women-owned or minority-owned firms. Of total subcontracts, approximately $12.1 million went to women-owned firms and $3.6 million went to minority-owned firms.

           Domini Institutional Social Equity Fund -- Social Profiles


Tribune Company is a media company whose primary businesses are newspaper publishing, broadcasting and entertainment, and educational publishing. In addition, the company owns the Chicago Cubs baseball team. In June 2000, the company acquired Times Mirror Company.


Ticker: TRB                                             Website: www.tribune.com

Market Capitalization: $10 Billion                      Percentage of DSIP: 0.19

Industry/Sector: Publishing, Newspaper/Consumer Cyclicals


The Chicago Tribune Foundation's education program centers on improving the quality of early childhood education in the Chicago area, with a focus on children from low-income families. In 1993 the company established the goal of accrediting 150 preschools, accrediting 125 family care homes, and training 133 preschool directors by 1998. As of 1997, the company had donated approximately $14.39 million to meet those goals. Grants included $500,000 to National-Louis University for accreditation of 40 inner-city preschools, $50,000 to Early Childhood Funders Collaborative for the creation of a national preschool directors credential, and $1.03 million for the training of 105 preschool directors. Funding also went to childhood education system advocacy groups and to public awareness campaigns heightening the importance of early childhood education.

The company is an investor in the Chicago Equity Fund, a Chicago area low-income housing fund. Tribune is also a partner in Education Connect, an initiative designed to link school education to workplace requirements.

In February 1998, the National Committee for Responsive Philanthropy reported that the company was one of the top ten U.S corporations in grantmaking to women and girls of color. In FY 1997, the company donated $193,000 to such programs.

The Chicago Tribune Foundation matches employee charitable contributions on a two-for-one basis. In FY 1997, the company match to employee contributions totaled approximately $107,000.

In 1999 the Chicago Tribune won the Pulitzer Prize for criticism. The publication also won a Pulitzer Prize in 1998 for explanatory journalism. As of December 1999, the company had approximately 13,400 employees (up from 12,700 employees the previous year).

In 1999 the company reported that recycled fiber content for its total newsprint consumption was approximately 37%.

           Domini Institutional Social Equity Fund -- Social Profiles

The company recycles press plates, film, and newsprint waste at its operations. In 1995 the Chicago Tribune significantly reduced postpress waste of supplements (comics, TV Week, Sunday Magazine) with a new system for tracking ordering controls.

Univision Communications broadcasts Spanish-language television in the United States. Henry Cisneros, an Hispanic-American, is president and chief operating officer. He was appointed to the position in 1997.

Ticker: UVN                                           Website: www.univision.com

Market Capitalization: $12.8 Billion                    Percentage of DSIP: 0.15

Industry/Sector: Broadcast Media/Consumer Staples

In June 1998, the Radio-Television News Directors Association gave Univision an Edward R. Murrow award for overall excellence in electronic reporting for an investigative series that appeared on Primer Impacto, Univision's daily afternoon newsmagazine. The award winning series focused on conditions inside Latin American prisons. A Univision news program had also received a Murrow award in 1997.

Through its disability benefits program, Univision exceeds federal requirements by granting 6 to 8 weeks of paid maternity and an additional 4 to 6 weeks of unpaid maternity leave. The government mandates 12 weeks of unpaid leave. In February 2000, the company told KLD that it planned to offer dependent care accounts in April 2000. The company offers domestic partner benefits to all its employees.

In partnership with Communities in Schools, the largest dropout-prevention network in the U.S., Univision created a mentoring program that encourages Hispanic high school students to explore careers in television. As of December 1998, 86 employees at six stations participated in the program. In August 1999, two subsidiaries of Univision, The Network and Galavision, along with a number of other Hispanic media businesses, allied with the Associations of Hispanic Advertising Agencies to launch a free, nationwide advertising campaign designed to encourage Hispanics to register to vote in this year's presidential elections.

           Domini Institutional Social Equity Fund -- Social Profiles


Lexmark International Group develops, manufactures, and supplies laser, inkjet, and dot matrix printers and associated supplies for home and office markets. The company was spun-off from International Business Machines Corporation (IBM) in 1991.


Ticker: LXK                                             Website: www.lexmark.com

Market Capitalization: $5.8 Billion                     Percentage of DSIP: 0.09

Industry/Sector: Computers, Peripheral/Technology

The company offers several programs to help employees balance work and family demands, including six-to-eight weeks paid maternity leave, adoption assistance ($2,500 per adoption per family), flexible working hours, pre-tax set-asides for child and elder care, child and elder care referral services, and an employee assistance program to help employees and their families with other personal issues.

The company accommodates employees with disabilities by providing sign language interpreters, captioned videotapes and telecommunications devices for the hearing impaired, architectural modifications and computer adaptations for employees with ambulatory impairments and screen readers with audio output for computer users with visual impairments. In 1999, the National Business and Disability Council gave Lexmark an employer of the year award.

Substantially all of Lexmark's regular employees are eligible to receive payments under its cash profit sharing plan. In FY 1999, employees received a payout under this plan equal to approximately 7% of their base compensation. In FY 1998 and FY 1997, employees received payouts equal to approximately 10% and 6%, respectively, of their base compensation. In September 1999, the company told KLD that substantially all of its regular employees receive stock options within one year of their date of hire.

In 1999, Industry Week magazine included Lexmark on its list of the world's 100 best-managed companies. The company was selected for increased sales and profits and its ability to invest in employees, new technologies, the environment, and local communities. As of December 1999, Lexmark had approximately 10,900 employees worldwide.

           Domini Institutional Social Equity Fund -- Social Profiles


In September 1998, The Rocky Mountain Water Environment Association (RMWEA) honored Lexmark for eliminating nickel acetate from its production of laser printer photoconductor cores. The company replaced nickel acetate with a solution that does not require special disposal. The RMWEA is a non-profit organization of water quality professionals whose goal is the protection and enhancement of the water environment in Colorado, Wyoming and New Mexico.

In 1997, the U.S. Environmental Protection Agency recognized Lexmark as the "Energy Star Office Equipment Printer Partner of the Year." All of the company's printers comply with the EPA's energy efficiency requirements. The company reported that the amount of waste it was able to recycle increased from 10% in 1991 to 80% in 1999. In May 2000, the company told KLD that it had no accruals for environmental remediation liabilities.

The company's printers have won numerous industry awards. In June 1999, the company's Lexmark 3200 Color Jetprinter won a Bronze Industrial Design Excellence Award (IDEA) in June 1999. The IDEA award, co-sponsored by the Industrial Designers Society of America and Business Week magazine, included such criteria as design innovation and ecological responsibility.

Stillwater Mining Company mines, processes, and refines palladium, platinum, and associated metals from a geological formation in southern Montana known as the J-M Reef, the only significant source of platinum group metals (PGMs) outside of South Africa and Russia.

                                Stillwatermining

                                  Ticker: SWC

        Industry/Sector: Mining, Gold & Precious Metals/Basic Materials

                       Market Capitalization: $1 Billion

                       Website: www.stillwatermining.com

                            Percentage of DSIP: 0.01

Stillwater grants stock options to all newly hired employees on a graded scale. As of March 1999, the company had approximately 916 employees, 73% of whom were represented by labor unions.

In January 1999, Stillwater's Columbus metallurgical complex in Montana, which consists of a smelter and a base metals refinery, became the first complex ever to

           Domini Institutional Social Equity Fund -- Social Profiles

be twice awarded the Montana Governor's Safety and Health Achievement Award. In FY 1998, the complex had no lost time accidents. In addition, in FY 1998, the smelter (for the sixth consecutive year) and the base metals refinery (for the second consecutive year) were granted the Sharp's Award, which exempts these facilities from routine Occupational Safety and Health Administration inspections.

In October 1999, Stillwater told KLD that approximately 90% of its palladium and platinum production is sold to the automobile industry for use in catalytic converters. Catalytic converters reduce harmful automobile emissions. In March 1999, Stillwater reported that it had not received an environmental citation since it began operations in 1986.

PGM mining operations, if implemented responsibly, have four intrinsic environmental advantages over mining processes used to obtain a number of other metals. First, PGM mining uses underground--not open pit--mines, thereby causing substantially less surface pollution. Second, PGM extraction does not entail cyanide or other highly toxic chemicals. Third, PGM mines are not subject to acid drainage. Fourth, the technology exists to enable PGM operations to effectively treat, or even entirely eliminate, wastewater discharge.

Stillwater does not discharge any of its nitrate-contaminated mine water into the Stillwater River, but instead recycles the water for use in the mine. The company utilizes foxtail (a perennial plant) and operates a treatment plant that uses bacteria to reclaim nitrates created by explosives used in its mining processes. Using slope stabilization and revegetation, the company has reclaimed old chrome tailings from former U.S. government contracted mining, which had ended in 1962.

In September 1999, Stillwater reached a tentative agreement with Northern Plains Resource Council (NPRC) and two of NPRC's affiliates (Cottonwood Resource Council (CRC) and Stillwater Protective Association (SPA)) to resolve disagreements surrounding the expansion of the company's mine near Nye, Montana. NRPC is a grassroots Montana citizens group dedicated to land stewardship and social justice. The "good neighbor agreement," which also includes the company's new East Boulder Mine near Big Timber, Montana, covers a number of environmental issues, including water quality monitoring, tailings and waste rock disposal, and review of reclamation and bond coverage. In addition, the four parties will agree on protective covenants and easements on Stillwater Mining properties in order to

           Domini Institutional Social Equity Fund -- Social Profiles

preserve open space and agricultural land. Further, Stillwater Mining agreed to continue providing bus transportation for its employees to help relieve traffic problems. Finally, the parties agreed to establish a Technology and Responsible Mining Practices Committee, which will explore the research, development, and implementation of new technologies and practices related to environmental procedures and performance.
-----------
The Domini Institutional Social Equity Fund is subject to market risks and is not insured. You may lose money.

Unlike other mutual funds, the Domini Institutional Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio ("DSIP"). All data is current as of July 31, 2000. The composition of the DSIP is subject to change. The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be accompanied or preceded by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 9/00

Domini Social Index Portfolio

Portfolio of Investments

July 31, 2000

Issuer                                                    Shares     Value
------                                                    ------     -----

Basic Materials -- 0.6%
Air Products & Chemicals, Inc. .......................... 66,700 $    2,226,113
Bemis Company, Inc. ..................................... 15,400        529,375
Cabot Corporation........................................ 19,400        620,800
Calgon Carbon Corporation................................ 11,200         85,400
Caraustar Industries, Inc. ..............................  7,500        101,250
Catalytica, Incorporated (b).............................  9,500        108,656
Consolidated Papers, Inc. ............................... 26,400      1,032,900
Echo Bay Mines Ltd (b)................................... 40,700         38,156
Ecolab Inc. ............................................. 37,500      1,342,969
Fuller (H.B.) Company....................................  4,100        158,363
IMCO Recycling Inc. .....................................  4,500         21,938
Mead Corporation......................................... 29,700        753,638
Minerals Technologies Inc. ..............................  6,000        287,625
Nucor Corporation........................................ 24,550        926,763
Praxair, Inc. ........................................... 45,800      1,811,963
Ryerson Tull, Inc. ......................................  7,200         63,450
Sigma-Aldrich Corporation................................ 24,600        670,350
Sonoco Products Company.................................. 28,745        540,765
Stillwater Mining Company (b)............................ 11,100        291,375
Westvaco Corporation..................................... 29,100        798,431
Worthington Industries, Inc. ............................ 24,900        263,006
                                                                 --------------
                                                                     12,673,286
                                                                 --------------
Capital Goods -- 2.1%
American Power Conversion (b)............................ 56,400      1,434,675
Ault Incorporated (b)....................................  1,300          7,313
Avery Dennison Corporation............................... 32,600      1,768,550
Baldor Electric Company..................................  9,800        180,075

Issuer                                                   Shares      Value
------                                                   ------      -----

Capital Goods -- Continued
Brady Corporation.......................................   6,600 $      200,888
CLARCOR Inc. ...........................................   7,050        147,609
Cooper Industries, Inc. ................................  26,900        862,481
Cross (A.T.) Company (b)................................   4,900         25,113
Crown Cork & Seal Company, Inc. ........................  37,000        515,688
Cummins Engine Company, Inc. ...........................  12,000        384,000
Deere & Company.........................................  68,000      2,622,250
Dionex Corporation (b)..................................   6,400        166,400
Donaldson Co., Inc. (b).................................  13,300        255,194
Emerson Electric Co. ................................... 124,100      7,577,856
Fastenal Company........................................  11,000        679,250
Graco Inc. .............................................   5,875        199,750
Granite Construction Incorporated.......................   7,850        189,381
Herman Miller, Inc. ....................................  22,800        715,350
HON Industries, Inc. ...................................  17,400        464,363
Hubbell Incorporated....................................  18,060        435,698
Hunt Corporation........................................   2,900         29,363
Hutchinson Technology Incorporated (b)..................   7,200        107,100
Illinois Tool Works Inc. ...............................  87,700      5,020,825
Ionics, Inc. (b)........................................   4,700        143,938
Isco, Inc. (b)..........................................   1,600          6,800
Lawson Products, Inc....................................   2,900         74,675
Leggett & Platt, Inc....................................  56,800        994,000
Merix Corporation (b)...................................   1,900         95,000
Milacron Inc............................................  10,300        148,063
Millipore Corporation...................................  13,300        836,238
Molex Incorporated......................................  57,046      2,683,838
Moore Corporation.......................................  25,600         73,600
National Service Industries, Inc. ......................  11,800        241,163
New England Business Service, Inc.......................   3,900         80,925
Nordson Corporation.....................................   4,700        265,550

                                 July 31, 2000

Issuer                                                  Shares       Value
------                                                  ------       -----

Capital Goods -- Continued
Osmonics, Inc. (b)....................................     4,100 $       36,388
Pitney Bowes Inc. ....................................    74,900      2,593,413
Sealed Air Corporation (b)............................    24,200      1,219,075
Smith (A.O.) Corporation..............................     6,800        109,650
Solectron Corporation (b).............................   173,300      6,986,156
Spartan Motors, Inc. .................................     3,400         12,538
Standard Register Company.............................     7,900        101,219
Steelcase Inc. .......................................     8,800        149,600
Thomas & Betts Corporation............................    16,800        327,600
Thomas Industries Inc. ...............................     4,500         93,938
Toro Company..........................................     3,700        111,463
Watts Industries, Inc. ...............................     7,600         90,250
Wellman, Inc. ........................................     9,100        133,088
                                                                 --------------
                                                                     41,597,340
                                                                 --------------
Communication Services -- 7.4%
AT&T Corp. ........................................... 1,086,980     33,628,444
BellSouth Corporation.................................   547,100     21,781,419
Citizens Communications Company (b)...................    76,267      1,277,472
SBC Communications Inc. ..............................   989,028     42,095,505
Sprint Corporation....................................   254,900      9,080,813
Telephone and Data Systems, Inc. .....................    17,600      1,960,200
Verizon Communications................................   790,922     37,173,334
                                                                 --------------
                                                                    146,997,187
                                                                 --------------
Consumer Cyclicals -- 7.1%
American Greetings Corporation........................    18,700        317,900
Angelica Corporation..................................     2,500         20,625
Apogee Enterprises, Inc. .............................     8,000         34,000
AutoZone, Inc. (b)....................................    38,700        885,263
Bandag, Incorporated..................................     6,000        155,250
Banta Corporation.....................................     7,250        140,016

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Cyclicals -- Continued
Bassett Furniture Industries............................   3,400 $       45,900
Black & Decker Corporation..............................  24,800        922,250
Block (H&R), Inc. ......................................  28,400        908,800
Brown Shoe Company, Inc. ...............................   5,300         75,194
Centex Corporation......................................  17,200        411,725
Champion Enterprises, Inc. (b)..........................  13,700         74,494
Charming Shoppes, Inc. (b)..............................  29,200        164,250
Cintas Corporation......................................  48,700      2,054,531
Circuit City Stores, Inc. ..............................  59,100      1,355,606
Claire's Stores, Inc. ..................................  14,800        249,750
Cooper Tire and Rubber Company..........................  21,300        238,294
Costco Wholesale Corporation (b)........................ 129,930      4,230,846
Dana Corporation........................................  44,000      1,009,250
Delphi Automotive Systems Corp ......................... 163,700      2,424,806
DeVry Inc. (b)..........................................  20,100        680,888
Dillard's, Inc. ........................................  27,100        370,931
Dollar General Corporation..............................  95,651      1,757,587
Donnelly Corporation....................................   1,700         22,313
Dow Jones & Company.....................................  25,800      1,701,188
Enesco Group, Inc. .....................................   3,900         24,863
Fedders Corporation.....................................  10,300         53,431
Federal-Mogul Corporation...............................  20,400        186,150
Fleetwood Enterprises, Inc. ............................   9,500        122,906
Gap, Inc. (The)......................................... 247,387      8,859,547
Genuine Parts Company...................................  51,100      1,025,194
Handleman Company (b)...................................   8,200        107,113
Harcourt General........................................  20,900      1,153,419
Harland (John H.) Company...............................   8,200        109,675
Harman International Industries, Inc. ..................   4,930        311,823

                                 July 31, 2000

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Cyclicals -- Continued
Hartmarx Corporation (b)................................   8,500 $       19,656
Hillenbrand Industries, Inc. ...........................  18,100        579,200
Home Depot, Inc. ....................................... 672,697     34,812,070
Huffy Corporation.......................................   2,900         20,481
IMS Health Incorporated.................................  86,400      1,560,600
Interface, Inc. ........................................  15,000         76,875
Kaufman & Broad Home Corporation........................  13,900        271,919
Kelly Services, Inc. ...................................  10,375        240,570
Kmart Corporation (b)................................... 139,100        973,700
Lands' End, Inc. (b)....................................   8,700        325,706
Lee Enterprises, Inc. ..................................  12,800        339,200
Lillian Vernon Corporation..............................   2,600         28,600
Limited, Inc. (The)..................................... 124,900      2,552,644
Liz Claiborne, Inc. ....................................  15,800        616,200
Lowe's Companies, Inc. ................................. 111,200      4,691,250
Mattel, Inc. ........................................... 123,785      1,369,372
May Department Stores Company...........................  96,700      2,296,625
Maytag Corporation......................................  22,700        768,963
McGraw-Hill Companies, Inc. ............................  56,600      3,364,163
Media General, Inc. ....................................   7,100        355,000
Men's Wearhouse, Inc. (b)...............................  12,100        313,844
Meredith Corporation....................................  14,600        464,463
Modine Manufacturing Company............................   8,500        229,500
New York Times Company..................................  49,400      2,034,663
Nordstrom, Inc. ........................................  38,900        680,750
Omnicom Group Inc. .....................................  51,700      4,394,500
Oshkosh B'Gosh, Inc. ...................................   3,800         60,325
Penney (J.C.) Company, Inc. ............................  75,500      1,217,438
Pep Boys -- Manny, Moe & Jack...........................  15,400         89,513
Phillips-Van Heusen Corporation.........................   7,900         71,100

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Cyclicals -- Continued
Pulte Corporation (b)...................................  11,900 $      272,956
Radio Shack Corporation.................................  54,300      3,061,163
Reebok International Ltd. (b)...........................  16,400        276,750
Rouse Company (The).....................................  20,300        529,069
Russell Corporation.....................................   9,400        185,063
Scholastic Corporation (b)..............................   4,900        312,988
Sears, Roebuck and Co. ................................. 102,500      3,062,188
Service Corporation International.......................  78,700        201,669
Shaw Industries, Inc. ..................................  37,200        476,625
Sherwin-Williams Company (The)..........................  47,300        984,431
Skyline Corporation.....................................   2,500         50,469
Snap-On Incorporated....................................  16,950        511,678
Springs Industries, Inc. ...............................   5,200        167,700
SPX Corporation (b).....................................   9,115      1,305,154
Stanley Works (The).....................................  25,300        662,544
Staples, Inc. (b)....................................... 140,800      1,944,800
Stride Rite Corporation.................................  12,500         74,219
Target Corporation...................................... 265,200      7,690,800
Tennant Company.........................................   2,600        106,113
Timberland Company (The) (b)............................  11,600        380,625
TJX Companies, Inc. ....................................  87,200      1,460,600
Toys 'R' Us, Inc. (b)...................................  62,520      1,031,580
Tribune Company (b).....................................  89,650      2,913,625
Univision Communications Inc. (b).......................  29,900      3,715,075
Venator Group, Inc. (b).................................  39,800        562,175
VF Corporation..........................................  33,000        726,000
Walgreen Company........................................ 293,000      9,137,938
Washington Post Company.................................   2,700      1,296,000
Whirlpool Corporation...................................  21,100        911,256
                                                                 --------------
                                                                    141,035,921
                                                                 --------------
Consumer Staples -- 14.9%
Alberto-Culver Company..................................  16,100        489,038
Albertson's, Inc. ...................................... 123,200      3,719,100
Avon Products, Inc. ....................................  69,000      2,738,438

                                 July 31, 2000

Issuer                                                   Shares      Value
------                                                   ------      -----

Consumer Staples -- Continued
Bergen Brunswig Corporation.............................  38,936 $      340,690
Bestfoods...............................................  79,800      5,556,075
Bob Evans Farms, Inc. ..................................  10,700        171,200
Campbell Soup Company................................... 122,800      3,254,200
Church & Dwight Co., Inc. ..............................  11,000        193,875
Clorox Company..........................................  68,200      2,817,513
Coca-Cola Company....................................... 719,600     44,120,475
Colgate-Palmolive Company............................... 167,700      9,338,794
Comcast Corporation (b)................................. 261,000      8,878,072
CVS Corporation......................................... 113,400      4,472,213
Darden Restaurants, Inc. ...............................  35,800        583,988
Deluxe Corporation......................................  20,900        449,350
Disney, Walt Company (The).............................. 604,100     23,371,119
Donnelley (R.R.) & Sons Company.........................  35,200        783,200
Fleming Companies, Inc. ................................  11,400        178,838
Fort James Corporation..................................  59,800      1,827,638
General Mills Incorporated..............................  84,700      2,911,563
Gillette Company........................................ 303,500      8,858,406
Great Atlantic & Pacific Tea Company, Inc...............  11,100        159,563
Heinz (H.J.) Company.................................... 102,400      4,089,600
Hershey Foods Corporation...............................  39,900      1,845,375
Horizon Organic Holding Corporation (b).................   2,800         32,725
Kellogg Company......................................... 117,900      3,058,031
Kimberly-Clark Corporation.............................. 161,564      9,279,832
Kroger Co. (b).......................................... 242,800      5,022,925
Longs Drug Stores Corporation...........................  11,400        230,850
Luby's, Inc. ...........................................   6,500         52,813
McDonald's Corporation.................................. 388,500     12,237,750
Nature's Sunshine Products, Inc. .......................   4,900         39,200
Newell Rubbermaid, Inc. ................................  77,478      2,087,064

Issuer                                                  Shares       Value
------                                                  ------       -----

Consumer Staples -- Continued
Odwalla, Inc. (b).....................................     1,500 $       10,688
Oneida Ltd. ..........................................     4,700         85,188
PepsiCo, Inc. ........................................   419,000     19,195,438
Procter & Gamble Company..............................   380,300     21,629,563
Quaker Oats Company...................................    38,100      2,562,225
Ralston Purina Company................................    89,200      1,800,725
Ruby Tuesday, Inc. ...................................    17,800        219,163
Ryan's Family Steakhouse, Inc. (b)....................     9,400         85,775
Smucker (J.M.) Company................................     8,200        147,600
Starbucks Corporation (b).............................    53,400      2,002,500
SUPERVALU Inc. .......................................    38,000        672,125
SYSCO Corporation.....................................    96,900      3,815,438
Tootsie Roll Industries, Inc..........................     9,669        365,609
Tupperware Corporation................................    16,700        324,606
Viacom, Inc. (b)......................................    40,000      2,667,500
Wal-Mart Stores, Inc. ................................ 1,295,900     71,193,506
Wendy's International, Inc. ..........................    32,900        557,244
Whitman Corporation...................................    39,400        588,538
Whole Foods Market, Inc. (b)..........................     7,500        335,156
Wild Oats Markets, Inc. (b)...........................     6,650         67,331
Wrigley (Wm.) Jr. Company.............................    33,200      2,523,200
                                                                 --------------
                                                                    294,038,631
                                                                 --------------
Energy -- 0.4%
Anadarko Petroleum Corporation........................   100,685      4,814,002
Apache Corporation....................................    33,100      1,646,725
Helmerich & Payne, Inc. ..............................    14,400        460,800
Rowan Companies, Inc. (b).............................    27,100        684,275

                                 July 31, 2000

Issuer                                                   Shares      Value
------                                                   ------      -----

Energy -- Continued
Santa Fe Snyder Corporation (b).........................  52,700 $      527,000
Sunoco, Inc. ...........................................  25,600        624,000
                                                                 --------------
                                                                      8,756,802
                                                                 --------------
Financials -- 15.3%
Aetna, Inc. ............................................  40,970      2,273,835
AFLAC Inc. .............................................  77,200      4,009,575
American Express Company................................ 388,400     22,017,425
American General Corporation............................  72,262      4,818,972
American International Group, Inc. ..................... 672,206     58,944,021
AmSouth Bancorporation (b).............................. 114,200      1,919,988
Bank One Corporation.................................... 333,485     10,608,992
Capital One Financial Corporation.......................  56,900      3,335,763
Chittenden Corporation..................................   8,261        214,270
Chubb Corporation.......................................  50,900      3,766,600
CIGNA Corporation.......................................  47,300      4,724,088
Cincinnati Financial Corporation........................  46,785      1,766,134
Comerica Incorporated (b)...............................  45,500      2,320,500
Dime Bancorp, Inc. .....................................  32,300        520,838
Edwards (A.G.), Inc. ...................................  25,787      1,363,488
Fannie Mae.............................................. 292,900     14,608,388
Fifth Third Bancorp..................................... 135,138      5,582,868
First Tennessee National Corporation....................  37,600        686,200
Firstar Corporation..................................... 282,000      5,569,500
FirstFed Financial
 Corp. (b)..............................................   5,000         80,000
Freddie Mac............................................. 202,100      7,970,319
Golden West Financial...................................  46,000      2,116,000
Household International, Inc. .......................... 137,546      6,129,394
HSB Group, Inc. ........................................   8,350        296,425
Jefferson-Pilot Corporation.............................  29,850      1,820,850
KeyCorp................................................. 126,400      2,219,900

Issuer                                                   Shares      Value
------                                                   ------      -----

Financials -- Continued
Lincoln National Corporation............................  55,700 $    2,429,913
Marsh & McLennan Companies, Inc. .......................  78,350      9,558,700
MBIA Inc. ..............................................  28,600      1,592,663
MBNA Corporation........................................ 233,150      7,781,381
Mellon Financial Corp. ................................. 142,800      5,381,775
Merrill Lynch & Co.,  Inc. ............................. 112,800     14,579,400
MGIC Investment Corporation.............................  30,800      1,749,825
Morgan (J.P.) & Co. Incorporated........................  47,200      6,301,200
National City Corporation............................... 176,300      3,129,325
Northern Trust Corporation..............................  64,600      4,836,925
PNC Financial Services Group............................  84,400      4,293,850
Progressive Corporation (The)...........................  21,200      1,425,700
Providian Financial Corporation.........................  41,400      4,220,213
ReliaStar Financial Corp. ..............................  25,900      1,377,556
SAFECO Corporation......................................  36,900        851,006
Schwab (Charles) Corporation............................ 395,900     14,301,888
SLM Holding Corporation.................................  45,500      1,959,344
St. Paul Companies, Inc. (The)..........................  61,664      2,740,194
Stilwell Financial, Inc. (b)............................  64,800      2,855,250
SunTrust Banks, Inc. ...................................  87,900      4,208,213
Synovus Financial Corp. ................................  82,150      1,478,700
Torchmark Corporation...................................  37,100        922,863
U.S. Bancorp............................................ 218,600      4,194,388
UnumProvident Corp. ....................................  69,900      1,607,700
Value Line, Inc. .......................................   2,900        113,100
Wachovia Corporation....................................  58,900      3,239,500
Washington Mutual, Inc. ................................ 159,302      5,117,577

                                 July 31, 2000

Issuer                                                   Shares      Value
------                                                   ------      -----

Financials -- Continued
Wells Fargo & Company................................... 468,500 $   19,354,906
Wesco Financial Corporation.............................   2,100        474,600
                                                                 --------------
                                                                    301,761,988
                                                                 --------------
Healthcare -- 7.7%
Acuson Corporation (b)..................................   8,000         98,500
ADAC Laboratories (b)...................................   6,000        118,875
Allergan, Inc. .........................................  37,700      2,523,544
ALZA Corporation (b)....................................  29,700      1,923,075
Becton Dickinson and Company............................  73,400      1,853,350
Biomet, Inc. ...........................................  34,400      1,539,400
Boston Scientific Corporation (b)....................... 118,500      1,962,656
Forest Laboratories, Inc. (b)...........................  24,600      2,632,200
Guidant Corporation (b).................................  89,100      5,023,013
Humana Inc. (b).........................................  48,500        354,656
Johnson & Johnson....................................... 404,400     37,634,475
Mallinckrodt Inc. ......................................  19,400        887,550
Manor Care, Inc. (b)....................................  29,600        292,300
McKesson HBOC, Inc. ....................................  81,920      1,991,680
Medtronic, Inc. ........................................ 348,000     17,769,750
Merck & Co., Inc. ...................................... 668,600     47,930,263
Mylan Laboratories, Inc. ...............................  37,400        794,750
Oxford Health Plans, Inc. (b)...........................  23,800        569,713
PE Corp-Celera Gen (b)..................................  16,600      1,442,125
Quintiles Transnational Corp. (b).......................  33,300        522,394
Schering-Plough Corporation............................. 425,700     18,384,919
St. Jude Medical, Inc. (b)..............................  24,400      1,006,500
Stryker Corporation.....................................  56,700      2,434,556
Sunrise Medical Inc. (b)................................   6,400         30,000

Issuer                                                  Shares       Value
------                                                  ------       -----

Healthcare -- Continued
United American Healthcare Corporation (b)............     2,000 $        1,125
Watson Pharmaceuticals, Inc. (b)......................    28,100      1,552,525
                                                                 --------------
                                                                    151,273,894
                                                                 --------------
Technology -- 41.2%
3Com Corporation (b)..................................   102,000      1,383,375
Adaptec, Inc. (b).....................................    30,100        744,975
ADC Telecommunications, Inc. (b)......................   196,200      8,228,138
Advanced Micro Devices, Inc. (b)......................    44,500      3,201,219
America Online........................................   668,000     35,612,750
Analog Devices, Inc. (b)..............................   102,900      6,881,438
Apple Computer, Inc. (b)..............................    94,600      4,806,863
Applied Materials, Inc. (b)...........................   234,800     17,815,450
Arrow Electronics, Inc. (b)...........................    27,900        922,444
AstroPower, Inc. (b)..................................     3,300         69,919
Autodesk, Inc. .......................................    16,900        365,463
Automatic Data Processing, Inc. ......................   182,374      9,038,911
Avnet, Inc. ..........................................    12,800        728,800
BMC Software, Inc. (b)................................    71,000      1,340,125
Ceridian Corporation (b)..............................    41,900        953,225
Cisco Systems, Inc. (b)............................... 2,022,500    132,347,344
Compaq Computer Corporation...........................   493,688     13,854,120
Computer Associates International, Inc................   171,100      4,245,419
Compuware Corporation (b).............................   104,200        833,600
CPI Corp. ............................................     2,500         62,031

                                 July 31, 2000

Issuer                                                  Shares       Value
------                                                  ------       -----

Technology -- Continued
Dell Computer Corporation (b).........................   748,700 $   32,896,006
EMC Corporation (b)...................................   630,900     53,705,363
Gerber Scientific Inc. ...............................     6,400         64,000
Grainger (W.W.), Inc. ................................    27,200        863,600
Hewlett-Packard Company...............................   290,800     31,751,725
Ikon Office Solutions, Inc. ..........................    43,200        175,500
Inprise Corporation (b)...............................    17,800         97,900
Intel Corporation..................................... 1,947,400    129,988,950
Lexmark International Group, Inc. (b).................    37,600      1,694,350
LSI Logic Corporation (b).............................    89,300      3,025,038
Lucent Technologies, Inc. ............................   946,800     41,422,500
Micron Technology, Inc. (b)...........................   161,300     13,145,950
Microsoft Corporation (b)............................. 1,530,000    106,813,125
National Semiconductor Corporation (b)................    51,300      1,856,419
Novell, Inc. (b)......................................    95,200        916,300
Palm, Inc. (b)........................................   151,287      5,900,204
Paychex, Inc. ........................................   108,000      4,941,000
PeopleSoft, Inc. (b)..................................    80,200      1,749,363
Polaroid Corporation..................................    13,000        235,625
QRS Corporation (b)...................................     4,400         80,850
Qualcomm, Inc. (b)....................................   215,500     13,994,031
Sanmina Corporation (b)...............................    43,100      4,002,913
Scientific-Atlanta, Inc. .............................    46,300      3,565,100
Sun Microsystems, Inc. (b)............................   461,200     48,627,775
Symantec Corporation (b)..............................    17,200        881,500
Tektronix, Inc. ......................................    13,900        854,850
Tellabs, Inc. (b).....................................   119,100      7,741,500
Texas Instruments Incorporated........................   475,800     27,923,513

Issuer                                                   Shares      Value
------                                                   ------      -----

Technology -- Continued
Xerox Corporation....................................... 193,700 $    2,881,288
Xilinx, Inc. (b)........................................  93,400      7,010,838
Yahoo! Inc. (b)......................................... 158,000     20,332,625
                                                                 --------------
                                                                    812,575,310
                                                                 --------------
Transportation -- 0.7%
Airborne Freight Corporation............................  14,200        219,213
Alaska Air Group, Inc. (b)..............................   7,600        208,525
AMR Corporation (b).....................................  43,300      1,431,606
Consolidated Freightways Corporation (b)................   6,200         27,319
Delta Air Lines, Inc. ..................................  35,600      1,911,275
Fed Ex Holding Corporation (b)..........................  84,300      3,340,388
GATX Corporation........................................  13,800        551,137
Kansas City Southern Industries, Inc. (b)...............  32,200        223,388
Norfolk Southern Corporation............................ 111,400      2,074,825
Roadway Express, Inc. ..................................   5,600        133,000
Ryder System, Inc. .....................................  17,200        359,050
Southwest Airlines Co. ................................. 144,275      3,408,497
UAL Corporation.........................................  14,400        779,400
Yellow Corporation (b)..................................   7,300        117,256
                                                                 --------------
                                                                     14,784,879
                                                                 --------------
Utilities -- 1.7%
AGL Resources Inc. .....................................  15,700        283,581
American Water Works, Inc. .............................  28,300        686,275
Cascade Natural Gas Corporation.........................   3,200         52,800
Cleco Corporation.......................................   6,500        239,687
Eastern Enterprises.....................................   7,800        488,475
El Paso Energy Corporation..............................  67,200      3,250,800
Energen Corporation.....................................   8,700        195,750
Enron Corp. ............................................ 212,800     15,667,400
Equitable Resources, Inc. ..............................   9,500        494,594
IDACORP Inc. ...........................................  10,900        403,300

                                 July 31, 2000

Issuer                                                    Shares     Value
------                                                    ------     -----

Utilities -- Continued
KeySpan Corporation...................................... 38,700 $    1,228,725
LG&E Energy Corp. ....................................... 37,500        909,375
MCN Energy Group, Inc. .................................. 24,800        536,300
National Fuel Gas Company................................ 11,300        557,231
NICOR Inc. .............................................. 13,400        464,813
Northwest Natural Gas Company............................  7,300        168,813
Northwestern Corporation.................................  6,700        154,100
OGE Energy Corp. ........................................ 22,500        427,500
Peoples Energy Corporation............................... 10,200        323,213
Potomac Electric Power Company........................... 34,300        846,781

Issuer                                                   Shares      Value
------                                                   ------      -----

Utilities -- Continued
Questar Corporation.....................................  23,100 $      450,450
Southern Union
 Company (b)............................................  14,300        246,674
Washington Gas Light Company............................  13,400        329,931
Williams Companies, Inc. ............................... 128,400      5,360,705
                                                                 --------------
                                                                     33,767,274
                                                                 --------------
Total Investments (a) 99.3%.............................          1,959,262,503
Other Assets, less liabilities -- 0.7%..................             14,359,213
                                                                 --------------
Net Assets -- 100.0%....................................         $1,973,621,716
                                                                 ==============

-----------
(a) The aggregate cost for book and federal income tax purposes is $1,507,545,271, the aggregate gross unrealized appreciation is $512,603,748 and the aggregate gross unrealized depreciation is $120,886,511, resulting in net unrealized appreciation of $391,717,237.
(b) Non-income producing security.

Domini Social Index Portfolio

Statement of Assets and Liabilities

July 31, 2000

ASSETS:
  Investments at value (Cost $1,567,009,801)....................  $1,959,262,503
  Cash..........................................................      12,185,653
  Receivable for securities sold................................       5,365,340
  Dividends receivable..........................................       1,357,917
                                                                  --------------
   Total assets.................................................   1,978,171,413
                                                                  --------------
LIABILITIES:
  Accrued expenses (Note 2).....................................         348,400
  Payable for securities purchased..............................       4,201,297
                                                                  --------------
   Total liabilities............................................       4,549,697
                                                                  --------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS........  $1,973,621,716
                                                                  ==============


                       See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Operations

Year Ended July 31, 2000

INVESTMENT INCOME
  Dividends (net of foreign withholding tax of
    $617)..........................................                $ 14,883,532

EXPENSES
  Management fee (Note 2)..........................  $  3,282,473
  Custody fees (Note 3)............................       485,655
  Professional fees................................        55,654
  Miscellaneous....................................        45,148
  Trustee fees.....................................        17,600
                                                     ------------
  Total expenses...................................     3,886,530
   Fees paid indirectly (Note 3)...................      (462,942)
   Expenses paid and fee waived by manager
     (Note 2)......................................       (24,857)
                                                     ------------
  Net expenses.....................................                   3,398,731
                                                                   ------------

NET INVESTMENT INCOME..............................                  11,484,801
Net realized gain on investments
  Proceeds from sales..............................  $142,028,419
  Cost of securities sold..........................    89,680,985
                                                     ------------
   Net realized gain on investments................                  52,347,434

Net changes in unrealized appreciation
  of investments
  Beginning of period..............................  $338,923,398
  End of period....................................   392,252,702
                                                     ------------
   Net change in unrealized appreciation...........                  53,329,304
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..................................                $117,161,539
                                                                   ============

                       See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Changes in Net Assets

                                                  Year Ended      Year Ended
                                                July 31, 2000   July 31, 1999
                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income.......................  $   11,484,801  $    7,958,967
  Net realized gain on investments............      52,347,434      15,875,272
  Net change in unrealized appreciation of
    investments...............................      53,329,304     163,202,630
                                                --------------  --------------
   Net Increase in Net Assets Resulting from
     Operations...............................     117,161,539     187,036,869
                                                --------------  --------------
Transactions in Investors' Beneficial
  Interest:
  Additions...................................     774,293,376     531,746,685
  Reductions..................................    (265,237,980)    (13,614,408)
                                                --------------  --------------
   Net Increase in Net Assets from
     Transactions in Investors' Beneficial
     Interests................................     509,055,396     518,132,277
                                                --------------  --------------
     Total Increase in Net Assets.............     626,216,935     705,169,146
NET ASSETS:
  Beginning of period.........................   1,347,404,781     642,235,635
                                                --------------  --------------
  End of period...............................  $1,973,621,716  $1,347,404,781
                                                ==============  ==============
-------------------------------------------------------------------------------

Financial Highlights

                                       Year Ended July 31,
                         ---------------------------------------------------------------------------------------
                            2000                  1999                 1998                1997           1996
                         ----------            ----------            --------            --------       --------
Net Assets (000's)...... $1,973,622            $1,347,405            $642,236            $292,359       $100,401
Ratio of net investment
  income to average net
  assets................       0.70%(/1/)            0.84%(/1/)          1.05%(/2/)          1.34%          1.48%(/4/)
Ratio of expenses to
  average net assets....       0.24%(/1/)(/3/)       0.24%(/1/)(/3/)     0.24%(/2/)(/3/)     0.29%(/3/)     0.59%(/3/)(/4/)
Portfolio turnover
  rate..................          9%                    8%                  5%                  1%             5%
---------------------------------------------------------------------------------------------------------------------------

(/1/)Reflects a voluntary expense reimbursement and fee waiver of 0.002% by the Manager. Had the manager not waived their fee and reimbursed expenses, the annualized ratios of net investment income and expense to average net as-sets would have been 0.70% and 0.24%, respectively, for the year ended July 31, 2000 and would have been 0.83% and 0.25%, respectively, for the year ended July 31, 1999.
(/2/)Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respective-ly.
(/3/)Ratio of expenses to average net assets for the years ended July 31, 2000, 1999, 1998, 1997 and 1996 include indirectly paid expenses. Excluding in-directly paid expenses, the expense ratios would have been 0.21%, 0.20%, 0.20%, 0.25% and 0.50% for the years ended July 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(/4/)Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expense for the year ended July 31,1996 would have been 1.14% and 0.85% respectively.

                       See Notes to Financial Statements

Domini Social Index Portfolio

Notes to Financial Statements

July 31, 2000


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Social Index Portfolio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations effective on August 10, 1990 and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.

        (A) Valuation of Investments: The Index Portfolio values securities at the last reported sale price provided by independent pricing services, or at the last reported bid price if no sales are reported. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

        (B) Dividend Income: Dividend income is recorded on the ex-dividend date.

        (C) Federal Taxes: The Index Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Index Portfolio will be taxed on its share of the Index Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                                 July 31, 2000

        (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. Domini Social Investments LLC ("DSIL" or the "Manager") is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio. For its services under the Management Agreement, the Manager receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%. Until December, 1999 DSIL was waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio. For the year ended July 31, 2000, DSIL waived fees totalling $24,857.

        (B) Submanager. Mellon Equity provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not determine the composition of the Domini Social Index.

3. INVESTMENT TRANSACTIONS.

Cost of purchases and proceeds from sales of investments, other than U.S. Government securities and short-term obligations, for the year ended July 31, 2000 aggregated $634,201,236 and $142,028,419, respectively. Custody fees of the Portfolio were reduced by $462,942 which was compensation for uninvested cash left on deposit with the custodian.

[LOGO OF KPMG]
                         Independent Auditors' Report

The Board of Trustees and Investors
Domini Social Index Portfolio:

We have audited the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, of the Domini Social Index Portfolio as of July 31, 2000, and the related statement of operations for the year then end-ed, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsi-bility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Index Portfolio as of July 31, 2000, the results of its opera-tions for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                  /s/ KPMG LLP
Boston, Massachusetts
September 15, 2000

Domini Institutional Social Equity Fund

Statement of Assets and Liabilities

July 31, 2000

ASSETS:
  Investment in Domini Social Index Portfolio, at value (Note 1)... $463,463,694
LIABILITIES:
  Accrued expenses.................................................      399,010
                                                                    ------------
NET ASSETS......................................................... $463,064,684
                                                                    ============
NET ASSETS CONSIST OF:
  Paid-in capital..................................................  398,824,595
  Undistributed net investment income..............................      449,925
  Accumulated net realized gain from Portfolio.....................    9,052,578
  Net unrealized appreciation from Portfolio.......................   54,716,391
                                                                    ------------
                                                                    $463,064,684
                                                                    ============
Shares outstanding.................................................   20,003,635
                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($463,064,684 / 20,003,635)......................................       $23.15
                                                                          ======


                       See Notes to Financial Statements

Domini Institutional Social Equity Fund

Statement of Operations

Year Ended July 31, 2000

INCOME:
  Investment income from Portfolio.................................  $ 2,528,212
  Expenses from Portfolio..........................................      581,006
                                                                     -----------
   Net investment income from Portfolio............................    1,947,206
EXPENSES:
  Sponsor fee (Note 2).............................................      723,794
  Trustee fees.....................................................        1,783
  Printing.........................................................       13,770
  Registration fees................................................       22,283
  Professional fees................................................       58,000
  Transfer Agent fees..............................................       13,201
  Accounting fees..................................................        6,000
  Miscellaneous....................................................        1,167
                                                                     -----------
   Total Expenses..................................................      839,998
   Expense reimbursed and Fees Waived (Note 2).....................      581,382
                                                                     -----------
   Expenses, net of reimbursement and waiver.......................      258,616
                                                                     -----------
NET INVESTMENT INCOME..............................................    1,688,590
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain from Portfolio.................................    9,165,569
  Net change in unrealized appreciation from Portfolio.............      786,028
                                                                     -----------
  Net realized and unrealized gain from Portfolio..................    9,951,597
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............  $11,640,187
                                                                     ===========

                       See Notes to Financial Statements

Domini Institutional Social Equity Fund

Statements of Changes in Net Assets


                                                     Year Ended     Year Ended
                                                    July 31, 2000  July 31, 1999
                                                    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
  Net investment income...........................  $  1,688,590   $  1,049,506
  Net realized gain from Portfolio................     9,165,569      2,520,693
  Net change in unrealized appreciation from
    Portfolio.....................................       786,028     22,375,145
                                                    ------------   ------------
   Net Increase in Net Assets Resulting from
     Operations...................................    11,640,187     25,945,344
                                                    ------------   ------------
Distributions and Dividends:
  Dividends to shareholders from net investment
    income........................................    (1,435,488)    (1,015,172)
  Distributions to shareholders from net
    realized gain.................................    (1,569,242)    (2,012,581)
                                                    ------------   ------------
   Net Decrease in Net Assets from Distributions
     and Dividends................................    (3,004,730)    (3,027,753)
                                                    ------------   ------------
Capital Share Transactions:
  Proceeds from sale of shares....................   258,415,806     99,181,575
  Net asset value of shares issued in reinvestment
    of distributions and dividends................     2,350,638      2,690,723
  Payments for shares redeemed....................   (25,729,942)   (21,717,927)
                                                    ------------   ------------
   Net Increase in Net Assets from Capital Share
     Transactions.................................   235,036,502     80,154,371
                                                    ------------   ------------
     Total Increase in Net Assets.................   243,671,959    103,071,962
NET ASSETS:
  Beginning of period.............................   219,392,725    116,320,763
                                                    ------------   ------------
  End of period (including undistributed net
    investment income of $449,925 and $218,018,
    respectively).................................  $463,064,684   $219,392,725
                                                    ============   ============
OTHER INFORMATION
Share Transactions:
  Sold............................................    10,811,522      4,655,613
  Issued in reinvestment of distributions
    and dividends.................................       100,015        136,144
  Redeemed........................................    (1,112,118)    (1,095,685)
                                                    ------------   ------------
  Net increase....................................     9,799,419      3,696,072
                                                    ============   ============

                       See Notes to Financial Statements

Domini Institutional Social Equity Fund Financial Highlights



                                                                                                      For the
                                                                                                       Period
                              Year               Year               Year               Year           May 30,
                             Ended              Ended              Ended              Ended         1996(/1/) to
                            July 31,           July 31,           July 31,           July 31,         July 31,
                              2000               1999               1998               1997             1996
                            --------           --------           --------           --------       ------------
For a share outstanding
  for the Period:
Net Asset Value, beginning
  of period...............  $  21.50           $  17.87           $  14.71           $  9.60          $ 10.00
                            --------           --------           --------           -------          -------
Income (loss) from
  investment operations:
  Net investment income...      0.12               0.14               0.15              0.13             0.02
  Net realized and
    unrealized gain (loss)
    on investments........      1.79               3.95               3.17              5.11            (0.41)
                            --------           --------           --------           -------          -------
Total income (loss) from
  investment operations...      1.91               4.09               3.32              5.24            (0.39)
                            --------           --------           --------           -------          -------
Less distributions and
  dividends:
  Dividends to
    shareholders from net
    investment income.....     (0.12)             (0.14)             (0.13)            (0.13)           (0.01)
  Distributions to
    shareholders from net
    realized gain.........     (0.14)             (0.32)             (0.03)            (0.00)(/2/)         --
                            --------           --------           --------           -------          -------
Total distributions and
  dividends...............     (0.26)             (0.46)             (0.16)            (0.13)           (0.01)
                            --------           --------           --------           -------          -------
Net asset value, end of
  period..................  $  23.15           $  21.50           $  17.87           $ 14.71          $  9.60
                            ========           ========           ========           =======          =======
  Total return............     8.85%             23.12%             22.74%             54.9%           (0.5)%
Ratios/supplemental data
  Net assets, end of year
    (in 000,000s).........  $463,043           $219,393           $116,321           $74,257          $17,972
  Ratio of net investment
    income (loss) to
    average net assets....     0.60%(/3/)(/4/)    0.75%(/3/)(/4/)    0.96%(/3/)(/4/)   1.25%(/5/)       1.42%(/5/)*
  Ratio of expenses to
    average net assets....     0.30%(/3/)(/4/)    0.30%(/3/)(/4/)    0.30%(/3/)        0.37%(/5/)       0.52%(/5/)*
-------------------------------------------------------------------------------------------------------------------

(/1/)Commencement of operations.
(/2/)Distribution was less than $0.005.
(/3/)Reflects a waiver of fees and expenses paid by the Sponsor due to limitations set forth in the Sponsorship Agreement. Had the Sponsor not waived their fees and reimbursed expenses, the ratios of net investment income and expenses to average net assets would have been 0.39% and 0.51%, respectively, for the year ended July 31, 2000 and 0.65% and 0.51%, respectively, for the year ended July 31, 1999 and 0.48% and 6.95%, and respectively for the year ended July 31, 1998.
(/4/)Reflects a waiver of fees by the Manager of the Index Portfolio. Had the Manager not waived their fees the ratios of net investment income and expenses to average net assets would have been 0.50% and 0.43%, respectively, for the year ended July 31, 2000 and 0.58% and 0.52%, respectively, for the year ended July 31, 1999, and 0.47% and 0.57%, respectively for the year ended July 31, 1998.
(/5/)Total expenses include amounts paid by the administrator or sponsor in excess of expense payment and sponsor fees. Had these amounts not been paid by the administrator or sponsor, the ratios of net investment income and expenses to average net assets for the periods ended July 31, 1997 and 1996 would have been 0.50% and 0.65%, and 1.15% and 0.97%, respectively.
* Annualized.

                       See Notes to Financial Statements

Domini Institutional Social Equity Fund

Notes to Financial Statements

Year Ended July 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

Domini Institutional Social Equity Fund (the "Fund") is a series of the Domini Institutional Trust and is registered as an open-end management investment company under the Investment Company Act of 1940. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 23.5% at July 31, 2000). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund commenced operations on May 30, 1996.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

        (A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

        (B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

        (C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

   Domini Institutional Social Equity Fund / Notes to Financial Statements--
                                  (Continued)
                                 July 31, 2000


        (D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated daily pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

        (A) Manager. The Portfolio has retained Domini Social Investments LLC ("DSIL" or the Manager) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. Until December 1, 1999, DSIL waived its fee to the extent necessary to keep the aggregate annual operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio. For the year ended July 31, 2000, DSIL waived its management fees totalling $24,857.

        (B) Submanager. Mellon Equity provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not determine the composition of the Domini Social Index.

        (C) Sponsor. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSIL to the Portfolio under the Management Agreement, DSIL answers questions from the general public and the media regarding the composition of the Domini Social Index and the securities holdings of the Portfolio. For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund. Currently, DSIL is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund"s share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.30% of the average daily net assets of the Fund. This contractual waiver expires on November 30, 2000. For the year ended July 31, 2000, DSIL waived its sponsorship fee and reimbursed expenses in the amount of $581,382.

   Domini Institutional Social Equity Fund / Notes to Financial Statements--
                                  (Continued)
                                 July 31, 2000


3. INVESTMENT TRANSACTIONS.

Additions and reductions in the Fund's investment in the Portfolio for the year ended July 31, 2000 aggregated $258,415,804 and $27,084,033, respectively.

4. TAX INFORMATION--UNAUDITED.

The federal tax status of distributions made to shareholders during the year ended July 31, 2000 were characterized as follows:

Ordinary income..................................................... $1,530,252
Short-term capital gain.............................................        --
Long-term capital gain..............................................    689,507

For corporate shareholders, 100% of the dividends paid from net investment income and short-term capital gains were eligible for the corporate dividends received deduction.

[LOGO OF KPMG]
                         Independent Auditors' Report

The Board of Trustees and Shareholders
Domini Institutional Social Equity Fund:

We have audited the accompanying statement of assets and liabilities of the Domini Institutional Social Equity Fund as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for the period from May 30, 1996 (commencement of operations) to July 31, 1996. These financial statements and financial highlights are the responsibil-ity of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Institutional Social Equity Fund as of July 31, 2000, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended, and for the period from May 30, 1996 (commencement of operations) to July 31, 1996, in conformity with ac-counting principles generally accepted in the United States of America.

                                                                  /s/ KPMG LLP
Boston, Massachusetts
September 15, 2000

Domini Social Investments LLC

P.O. Box 60494
King of Prussia, PA 19406-0494
800-582-6757
www.domini.com

Portfolio Investment Manager                Portfolio Investment Submanager:
and Fund Sponsor:
                                            Mellon Equity Associates
Domini Social Investments LLC               Pittsburgh, PA
536 Broadway, 7th Floor
New York, NY 10012
                                            Legal Counsel:
Custodian:
                                            Bingham Dana LLP
Investors Bank &                            Boston, MA
Trust Company
Boston, MA
                                            Transfer Agent:
Distributor:
                                            PFPC Global Fund Service
DSIL Investment Services LLC                King of Prussia, PA
536 Broadway, 7th Floor
New York, NY 10012
800-582-6757

CUSIP# 257131102

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